UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2022

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 27, 2022, Canopy Growth Corporation (the “Company” or “Canopy Growth”) issued a press release to announce the Company’s divestiture of its Canadian retail operations. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure.

The information set forth and incorporated by reference in Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth and incorporated by reference in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01	Other Events

On September 23, 2022, the Company entered into an agreement (the “OEG Transaction”) with 2675970 Ontario Inc. (“OEG Purchaser”), which is a part of the OEG Retail Cannabis portfolio of companies (“OEG”), pursuant to which OEG Purchaser has agreed to acquire all of Canopy Growth’s corporate stores outside of Alberta as well as all Tokyo Smoke-related intellectual property. Upon completion of the OEG Transaction, OEG Purchaser will acquire ownership of 23 Tokyo Smoke and Tweed store locations across Manitoba, Saskatchewan, and Newfoundland and Labrador. As part of the OEG Transaction, the Tokyo Smoke brand will be transferred to an affiliate of OEG Purchaser and any purchased stores currently branded as Tweed will be rebranded. In addition, in connection with the OEG Transaction, the master franchise agreement between the Company and 2733181 Ontario Inc. (“OEG Licensee”), which is a part of the OEG Retail Cannabis portfolio of companies, pursuant to which OEG Licensee licenses the Tokyo Smoke brand in Ontario, will be terminated on the closing of the OEG Transaction.

The Company has also reached an agreement (the “FOUR20 Transaction”) with 420 Investments Ltd. (“FOUR20”) pursuant to which FOUR20 has agreed to acquire the ownership of five retail locations in Alberta. Following the close of the FOUR20 Transaction, these stores will be rebranded under FOUR20’s retail banner.

Closing of the OEG Transaction and the FOUR20 Transaction is subject to regulatory approvals and other customary closing conditions.

In addition to the foregoing divestitures, the master license agreement between Canopy Growth and Alimentation Couche-Tard Inc. with respect to the use of the Tweed brand for brick-and-mortar retail stores operating in Ontario has also been terminated. The Company will continue to own and operate the Tweed brand, including a vast portfolio of mainstream flower, pre-rolled, and ready-to-enjoy options.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong Chief Financial Officer

Date: September 28, 2022